                                                                    EXHIBIT 10.9


                                    EXHIBIT E

                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (the "Agreement"), dated December ___, 2001, is entered into by and between A.P.F. ACQUISITION CORP., a New York corporation ("Debtor"), and INTERIORS, INC., a Delaware corporation (the "Secured Party").

                              W I T N E S S E T H:

         WHEREAS, the Secured Party, as Seller, has entered into an Asset Purchase Agreement, dated as of December 24, 2001 (the "Purchase Agreement") pursuant to which the Secured Party has agreed to sell to the Debtor, as of the date of this Agreement, all of the assets, properties and business of the A.P.F. Master Framemakers division of the Secured Party (the APF Division"), subject to the Debtor's assumption of certain of the liabilities and obligations of the APF Division; and

         WHEREAS, in partial payment pursuant to such Purchase Agreement, the Debtor is issuing to Secured Party a secured promissory note of even date herewith in the principal amount of $750,000 (the "Purchase Note"); and

         WHEREAS, in order to induce the Secured Party to consummate the sale of the assets and business of the APF Division to the Debtor, and to accept the Purchase Note, the Debtor has agreed to grant to the Secured Party of a lien and security interest in all of the assets and properties of the Debtor , all under the terms and subject to the conditions of this Agreement; and

         WHEREAS, the Debtor acknowledges and confirms that this Agreement is intended to and will confer significant benefit upon the Debtor.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings attributed thereto in the Purchase Agreement. In addition, terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:

1. Grant of General Security Interest in Collateral.

         1.1 As security for (a) the payment and performance by Debtor of its payment obligations under the Purchase Note, (b) the performance of the Debtor of its covenants and agreements set forth in Section 4 of the Purchase Note, and
(c) the performance by Debtor of its obligations under this Agreement (collectively, the "Obligations"), Debtor hereby grants the Secured Party, for the benefit of the Secured Party, a security interest in the Collateral.

         1.2 "Collateral" shall mean all of the following property of Debtor:

                  (a) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all: accounts, interests in goods represented by accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; commercial tort claims; chattel paper; investment property; general intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests in equipment, real estate and fixtures); documents; instruments; letters of credit, letter of credit rights, bankers' acceptances or guaranties; cash moneys, deposits; securities, financial assets, bank accounts, deposit accounts, credits and other property whether now or hereafter held at any depository or other institution or otherwise;

                  (b) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of goods, including, but not limited to:

                           (i) All inventory, wherever located, whether now
owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor's business; and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtor's right, title and interest in and to the foregoing (including all of Debtor's rights as a seller of goods);

                           (ii) All equipment and fixtures, wherever located,
whether now owned or hereafter acquired, including, without limitation, all machinery, motor vehicles, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor's rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                  (c) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of any real or other personal property in or upon which Debtor has or may hereafter own, lease or have a security interest, lien or right of setoff;

                  (d) All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtor, any computer service bureau or other third party; and

                  (e) All products and proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

         1.3 Subject only to the prior rights of the "Senior Secured Parties" (as hereinafter defined), the Secured Party is hereby specifically authorized, after the occurrence and during the continuation of any Event of Default (as defined in Paragraph 7 hereof), to transfer any Collateral into the name of the Secured Party and to take any and all action deemed advisable to the Secured Party to remove any transfer restrictions affecting the Collateral.

         1.4 Debtor agrees that without notice to or further assent by Debtor, the liability of any other party for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by Secured Party as the Secured Party may deem advisable, and that the Collateral or any other collateral or liens for any of the Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by the Secured Party, as the Security Party may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or the Secured Party's rights hereunder or with respect to the Collateral.



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

2. Perfection of Security Interest.

         Debtor shall execute and deliver to the Secured Party Uniform Commercial Code Financing Statements ("Financing Statements") relating to the security interests in Debtor's right, title and interest in and to the Collateral. Debtor hereby authorizes the Secured Party to file Financing Statements, whether or not executed by Debtor, at the Debtor's expense, in such filing locations as the Secured Party deems appropriate.

3. Distribution on Liquidation.

         3.1 If any sum is paid as a liquidating distribution on or with respect to the Collateral, Debtor shall deliver same to the Secured Party to be applied to the Obligations then due, in accordance with the terms of the Purchase Note.

         3.2 Prior to any Event of Default, Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Secured Party and does not impair the Collateral.

4. Further Action By Debtor; Covenants and Warranties.

         4.1 Secured Party at all times shall have a perfected security interest in the Collateral. Subject to the security interests described herein, Debtor has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims, except for the liens and security interests held by the Senior Secured Parties. Except for the security interests granted to the Senior Secured Parties securing aggregate indebtedness of the Debtor not to excess $2,500,000 at any time outstanding, and other existing security interests on the Collateral as at the date hereof and disclosed on Schedule A annexed hereto, Secured Party's security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Secured Party. Debtor will do (or cause to be done) all acts and things, and will execute and file (or cause to be executed and filed) all instruments (including, but not limited to, control agreements, security agreements, financing statements, continuation statements, etc.) reasonably requested by Secured Party to establish, maintain and continue the perfected security interest of Secured Party in the Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the security interest of Secured Party, and also pay all other claims and charges that, in the opinion of Secured Party, exercised in good faith, is reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or its security interest therein. Notwithstanding the definition of Collateral herein, such financing statements may, for ease of reference, describe the Collateral as "all assets" or such similar terms as the Secured Party deems appropriate. Without limiting in any manner the generality of any of the foregoing, if the Debtor shall at any time acquire a commercial tort claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

         4.2 Other than in the ordinary course of the business of the APF Division, and except for Collateral which has become obsolete or is of inconsequential value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Secured Party. Although proceeds of Collateral are covered by this Security Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral, except as provided herein.



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

         4.3 Debtor will, at all reasonable times, allow Secured Party or its representatives free and complete access, at reasonable times during business hours and upon advance notice, to all of Debtor 's records which in any way relate to the Collateral, for such inspection and examination as Secured Party reasonably deems necessary; provided, that any such inspection shall not unreasonably interrupt the customary business operations of Debtor.

         4.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Secured Party hereunder, and the Collateral against the claims and demands of all other parties.

         4.5 Debtor will promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Secured Party under this Security Agreement.

         4.6 Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property. The insurance policies to be obtained by Debtor shall be in form and amounts reasonably acceptable to Secured Party. Debtor shall make the Secured Party a loss payee thereon to the extent of its interest. Secured Party is hereby irrevocably (until the Obligations are paid in full) appointed Debtor's attorney-in-fact to endorse any check or draft that may be payable to Debtor so that Secured Party may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Secured Party in the collection thereof, shall, at the option of the Secured Party, be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

         4.7 Upon the request of Secured Party, Debtor will furnish within ten
(10) business days thereafter to Secured Party, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Secured Party, duly acknowledged, certifying the amount of the principal and interest then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Secured Party of this Security Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by Debtor, if any, to be endorsed in form satisfactory to Secured Party or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Secured Party within ten (10) calendar days after request therefor by Secured Party.

         4.8 The Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Secured Party from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Secured Party may reasonably require to perfect its security interest hereunder.

         4.9 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances.

         4.10 Debtor hereby agrees not to divest itself of any right under the Collateral absent prior written approval of the Secured Party.



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

         4.11 Debtor represents and warrants that the location of its principal office and chief executive office and the location where the originals of its records pertaining to its accounts are kept are at the address indicated beneath its signature hereto. Debtor shall not change the location of any of its inventory or equipment or of its principal office or chief executive office or the location of the office where the records of its accounts are kept unless 30(thirty) days' prior written notice of such change is given to the Security Party. Debtor shall not change its legal name, use any other name nor change the form of its organization nor the jurisdiction in which it is organized, which is set forth below its signature hereto, without giving the Secured Party 30 (thirty) days' prior written notice thereof. Debtor represents and warrants that its correct United States tax identification number is set forth below its signature hereto and the correct organizational identification number issued to Debtor by the relevant authority of its jurisdiction of organization is set forth below its signature hereto or, if such authority does not issue such an identification number, Debtor has so indicated in the applicable space below its signature hereto.

5. Power of Attorney.

         Debtor hereby irrevocably constitutes and appoints the Secured Party as the true and lawful attorney of Debtor, with full power of substitution, in the place and stead of Debtor and in the name of Debtor or otherwise, at any time or times, in the discretion of the Secured Party, to take any action and to execute any instrument or document which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement which Debtor fails to take or fails to execute within ten (10) business days of the Secured Party's reasonable request therefor. This power of attorney is coupled with an interest and is irrevocable.

6. Performance By The Secured Party.

         If Debtor fails to perform any material covenant, agreement, duty or obligation of Debtor under this Agreement, the Secured Party may, after any applicable cure period, at any time or times in its discretion, take action to pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor. All costs incurred by the Secured Party in connection with the foregoing shall be payable by Debtor as provided in Paragraph 11.1 hereof and shall bear interest at the rate of 12% per annum from the dates of such expenditures until paid. No discretionary right, remedy or power granted to the Secured Party under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Secured Party with respect thereto, such rights, remedies and powers being solely for the protection of the Secured Party.

7. Event of Default.

         An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence and during the continuation of any "Event of Default" as defined in the Purchase Note. Upon and after any Event of Default, for so long as such Event of Default shall be continuing, any or all of the Obligations shall become immediately due and payable at the option of the Secured Party, for the benefit of the Secured Party, and the Secured Party may, subject only to the priority rights of the Senior Secured Parties, as provided herein, dispose of Collateral as provided below. A default by Debtor of any of its obligations pursuant to this Agreement shall be deemed an Event of Default hereunder and an event of default as defined in any of the documents evidencing any of the Obligations.

8. Disposition of Collateral.

         Subject only to the priority rights in and to the Collateral held by the Senior Secured Parties, as provided herein, upon and after the occurrence of any Event of Default which is then continuing,

         8.1 The Secured Party may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Secured Party shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

         8.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Debtor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made, shall constitute reasonable notification.

         8.3 The Secured Party is authorized, at any such sale, if the Secured Party deems it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Secured Party deems advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

         8.4 All cash proceeds received by the Secured Party in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Secured Party pursuant to Paragraph 11.1 hereof) against the Obligations in such order as the Secured Party may, its sole discretion determine. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Secured Party incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Secured Party to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. The Secured Party may purchase the Collateral and pay for such purchase by offsetting any sums owed to the Secured Party by Debtor arising under the Obligations or any other source.

9. Senior Secured Parties and Subordination of Lien of Secured Party.

         9.1 The lien and security interest of the Secured Party granted pursuant to this Agreement is expressly made subject and subordinated to:

                  (a) the priority first lien and security interest in and to the Collateral granted or to be granted by the Debtor to any bank, insurance company, commercial finance company or other senior secured lender providing senior secured working capital financing to the Debtor (the "Working Capital Lender"); provided, that the maximum principal amount of indebtedness at any time outstanding which may be owed by Debtor to any such Working Capital Lender and to which Secured Parties lien and security interest in the Collateral shall be subordinate, shall not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate; and

                  (b) the priority second lien and security interest in and to the Collateral granted or to be granted by the Debtor to Landis Brothers or its Affiliates, to secure indebtedness and obligations aggregating not in excess of $1,000,000 in principal amount (the "Assumed Landis Debt"), which has been assumed by Maker as part of the purchase price for the assets and properties of the APF Division pursuant to the terms of the Purchase Agreement.



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         9.2 The Secured Party agrees, upon the request of any Working Capital
Lender and the holders of the Assumed Landis Debt (collectively, the "Senior Secured Parties") to execute and deliver such intercreditor and/or subordination agreement as such Senior Secured Parties may reasonably require; provided, that, the terms of such intercreditor and/or subordination agreement shall in no manner prohibit the Secured Party hereunder from exercising all of its remedies against the Guarantor under the Guaranty or against the Pledged Stock under the Pledge Agreement (as those terms are defined in the Purchase Agreement). In addition, such intercreditor and/or subordination agreement shall, by its terms, expressly permit the Secured Party to immediately commence action to foreclose on the Collateral hereunder in the event that:

                  (a) Any payment of principal or interest under the Purchase
Note is not paid in full when due; or

                  (b) The Debtor shall breach and fail to cure within any applicable grace period any of its covenants and agreements set forth in Section 4 of the Purchase Note; or

                  (c) The commencement of any bankruptcy, reorganization, receivership or liquidation by or against Debtor or Debtor ceases its business operations; or

                  (d) Any other Event of Default under the Purchase Note shall occur and be continuing for a period of more than three months; or

                  (e) Any of the Senior Secured Parties shall commence to foreclose on the Collateral hereunder.

10. Waiver of Automatic Stay. The Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Secured Party should be entitled to, among other relief to which the Secured Party may be entitled under the Purchase Note, this Security Agreement and the other Security Documents and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Secured Party to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE DEBTOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE DEBTOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE SECURED PARTY TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Debtor hereby consents to any motion for relief from stay which may be filed by the Secured Party in any bankruptcy or insolvency proceeding initiated by or against the Debtor, and further agrees not to file any opposition to any motion for relief from stay filed by the Secured Party. The Debtor represents, acknowledges and agrees that this provision is a specific and material aspect of this Agreement, and that the Secured Party would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. The Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Secured Party nor any person acting on behalf of the Secured Party has made any representations to induce this waiver, that the Debtor has been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by the Debtor and that the Debtor has had the opportunity to discuss this waiver with counsel. The Debtor further agrees that any bankruptcy or insolvency proceeding initiated by the Debtor will only be brought in the Federal Court within the Southern District of New York.



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

11. Miscellaneous.

         11.1 Expenses. Debtor shall pay to the Secured Party, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses and brokers' fees, which the Secured Party may incur in connection with the (a) sale, collection or other enforcement or disposition of Collateral, (b) exercise or enforcement of any of the rights, remedies or powers of the Secured Party hereunder or with respect to any or all of the Obligations, or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Secured Party.

         11.2 Waivers, Amendment and Remedies. No course of dealing by the Secured Party and no failure by the Secured Party to exercise, or delay by the Secured Party in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Secured Party. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom, shall, in any event, be effective unless contained in a writing signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Secured Party, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Secured Party from time to time in such order as the Secured Party may elect.

         11.3 Notices. Any notice or other communications under the provisions of this Agreement shall be given in writing and delivered to the recipient in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth in the Purchase Agreement (or to any new address of which a party hereto shall have informed the others by the giving of notice in the manner provided in the Purchase Agreement):

         11.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations, (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Secured Party, for the benefit of the Secured Party and its successors and assigns.

         11.5 Captions. The captions of Paragraphs in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

         11.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts or choice of law, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against the Debtor with respect to this Agreement may be brought in the courts of the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, the Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.



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

         11.7 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

"DEBTOR"                                "THE SECURED PARTY"

A.P.F. ACQUISITION CORP.                INTERIORS, INC.
a Delaware corporation                  a Delaware corporation



By:                                     By:
   -----------------------------------     -------------------------------------
Its:                                    Its:
    ----------------------------------      ------------------------------------

Address of principal office and chief executive office
And location of records pertaining to accounts:

320 Washington Street
Mt. Vernon, New York 10553

Jurisdiction of organization:   Delaware

U.S. Tax Identification No.:  _____________






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